UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 14, 2024

Date of Report (date of earliest event reported)

CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-39028	26-3212879

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11440 Tomahawk Creek Parkway     Leawood     Kansas

(Address of Principal Executive Offices)

66211

(Zip Code)

(913) 901-4516

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CFB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, George E. Hansen III retired from the Board of Directors (the "Board") of CrossFirst Bankshares, Inc. (the “Company”), effective immediately prior to the Company’s 2024 Annual Meeting of Shareholders held on May 14, 2024 (the "2024 Annual Meeting").  Immediately thereafter, the size of the Board was decreased to thirteen members.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 14, 2024, the Company held its 2024 Annual Meeting. At the 2024 Annual Meeting, the Company’s stockholders considered and voted on two proposals that were described in detail in the 2024 Proxy Statement. The following is a brief description of the matters that were voted on at the 2024 Annual Meeting and the final results of such voting:

Proposal 1 – Election of four Class I directors

The Company’s stockholders elected the following Class I directors to serve until the 2027 Annual Meeting, or until their respective successors are duly elected and qualified:

Name	For	Withheld	Broker Non-Votes
Ronald C. Geist	23,548,422	8,017,206	5,887,137
Kevin S. Rauckman	29,762,048	1,803,580	5,887,137
Grey Stogner	29,706,197	1,859,431	5,887,137
Steven W. Caple	29,735,755	1,829,873	5,887,137

Proposal 2 – Ratification of the Appointment of the Company’s Independent Public Accounting Firm

The Company’s stockholders approved the ratification of the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for 2024.

For	Against	Abstain	Broker Non-Vote
36,932,250	492,539	27,976	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 16, 2024	CROSSFIRST BANKSHARES, INC.

		By:	/s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer